Exhibit 10.5

België PERRIGO COMPANY PLC
NONQUALIFIED STOCK OPTION AGREEMENT FOR NON-U.S. PARTICIPANTS
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        Participant Name
RE:        Notice of Nonqualified Stock Option
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award for non-U.S. participants under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of Grant Date (the “Grant Date”). This Award consists of a nonqualified stock option. The terms and conditions of this incentive are set forth in the remainder of this agreement (including any special terms and conditions set forth in any appendix for your country (“Appendix”)) (collectively, the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Nonqualified Stock Option
1.1    Grant of Option. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you a nonqualified stock option (the “Option”) to purchase Number of Awards Granted ordinary shares of the Company, nominal value €0.001 per share (“Ordinary Shares”), at a per share price of $Grant Date FMV (the “Option Price”), which is equal to the Fair Market Value of such Ordinary Shares as of the Grant Date.
1.2    Timing and Duration of Exercise.
(a)    The Option shall vest with respect to one-third of the Shares awarded in Section 1.1 on each of the first, second and third anniversaries of the Grant Date (each a “Vesting Date”), with the vesting of any fractional shares frontloaded to the first such Vesting Date. Subject to the requirements of subsection (b) below, vested Shares may be exercised after the applicable Vesting Date. Notwithstanding the foregoing, any portion of the Option that has not vested or been forfeited previously shall immediately vest in full upon, and, subject to subsection (b) below, may be exercised in whole or in part after (1) your Termination Date if your Termination Date occurs by reason of a Termination without Cause or a Separation for Good Reason on or after a Change in Control (as defined in the Plan and as such definition may be amended hereafter) and prior to the two (2) year anniversary of the Change in Control, or (2) your death, Disability, or Retirement.
(b)    Except as provided below, the vested Option must be exercised by you, if at all, while you are providing service to the Company or one of its Affiliates or within three months following your Termination Date, but in no event after Expiration Date (the “Expiration

Date”). If your Termination Date occurs by reason of your Retirement, death or Disability, the Option may thereafter be exercised by you, or in the event of your death, by your estate or your designated beneficiary, or in the event of your Disability, by you or your legal representative, at any time prior to the Expiration Date. If you die after your Termination Date and during the period in which the Option is exercisable, the right to exercise the Option during such period will be governed by Plan Section 12(d)(4). If your Termination Date occurs because of an Involuntary Termination for Economic Reasons as determined by the Chief Executive Officer (or the Committee in the case of an Employee subject to Section 16 of the Exchange Act), the terms of Plan Section 12(b)(2) shall apply; provided, however, that if your Termination Date occurs for a reason that is both described in this sentence and in subsection (a) above, the special vesting rules described in subsection (a) shall apply in lieu of the vesting rules described in Plan Section 12(b)(2).
Any portion of the Option that is not vested pursuant to this Section 1.2 as of your employment Termination Date will be forfeited immediately. If the Option is not exercised as to all of the vested shares covered by the Option within the applicable time period and in the manner provided herein, the Option will terminate and will not be exercisable thereafter. In no event may the Option be exercised after the Expiration Date.
(c)    As used in this Section 1.2, the following terms shall have the meanings set forth below:
(1)    “Separation for Good Reason” means your voluntary resignation (or any legal act having the same consequence such as amicable termination or constructive dismissal) from the Company on the ground of one or more of the following conditions that arose without your consent: (i) a material change in the geographic location at which you are required to perform services, such that your commute between home and your primary job site increases by more than 30 miles, or (ii) a material diminution in your authority, duties or responsibilities or a material diminution in your base compensation or incentive compensation opportunities; provided, however, that a voluntary resignation from the Company (or any legal act having the same consequence, such as a constructive dismissal) shall not be considered a Separation for Good Reason unless you provide the Company with notice, in writing, of your voluntary resignation and the existence of the condition(s) giving rise to the separation within 90 days of its initial existence. The Company will then have 30 days to remedy the condition, in which case you will not be deemed to have incurred a Separation for Good Reason. In the event the Company fails to cure the condition within the 30 day period, your Termination Date shall occur on the 31st day following the Company’s receipt of such written notice.
(2)    “Termination without Cause” means the involuntary termination of your employment or contractual relationship by the Company without Cause, including, but not limited to, (i) a termination effective when you exhaust an approved leave of absence, and (ii) a situation where you are on an approved leave of absence during which your position is protected under applicable leave law, you return from such leave, and you cannot be placed in employment or other form of contractual relationship with the Company.
1.3    Method of Exercise. The vested Option, or any part of it, shall be exercised by written notice directed to the President, Chief Financial Officer or Secretary of the Company at

the Company’s principal office in Allegan, Michigan, U.S.A., or by using other notification permitted by the Company. Such notice must satisfy the following requirements:
(a)    The notice must state the Grant Date, the number of Ordinary Shares subject to the Option, the number of Ordinary Shares with respect to which Option is being exercised, the person in whose name the stock certificate or certificates for such Ordinary Shares is to be registered and the person’s address and Social Security number (or if more than one person, the names, addresses and Social Security numbers of such persons).
(b)    The notice shall be accompanied by check, bank draft, money order or other cash payment, all in U.S. dollars, or by delivery of a certificate or certificates, properly endorsed, for Ordinary Shares that you have held for at least six months and that are equivalent in Fair Market Value on the date of exercise to the Option Price (or any combination of cash and shares), in full payment of the Option Price for the number of shares specified in the notice.
(c)    The notice must be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than you, be accompanied by proof, satisfactory to the Committee, of the right of such person or persons to exercise the Option.
(d)    The Company may implement procedures for the electronic exercise of this Option, in which case the vested portion of this Option shall be exercisable in accordance with such procedures.
SECTION 2
General Terms and Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution. During your lifetime, the Option granted under this Agreement shall be exercisable only by you or by your guardian or legal representative in the event of your Disability.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any Ordinary Shares subject to the Option prior to the date of issuance to you of a certificate or certificates for such shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Awards Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be exercisable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS

AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Ordinary Shares. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to the Award under this Agreement, and the exercise price thereof, will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6     Acknowledgement. The Company and you agree that the Option is granted under and governed by the Notice of Grant, this Agreement (including the Appendix) and by the provisions of the Plan (incorporated herein by reference). You: (i) acknowledge receipt of a copy of each of the foregoing documents, (ii) represent that you have carefully read and are familiar with their provisions, and (iii) hereby accept the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
2.7    Responsibility for Taxes. Regardless of any action the Company or, if different, the Affiliate employing or retaining you takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Affiliate employing or retaining you. You further acknowledge that the Company and/or the Affiliate employing or retaining you (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Ordinary Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you have become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, as applicable, you acknowledge that the Company and/or the Affiliate employing or retaining you (or formerly employing or retaining you, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(a)     Prior to any relevant taxable or tax withholding event, as applicable, you will pay or make adequate arrangements satisfactory to the Company and/or the Affiliate employing or retaining you to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Affiliate employing or retaining you, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(1)    withholding from your wages or other cash compensation paid to you by the Company and/or the Affiliate employing or retaining you; or
(2)    withholding from proceeds of the sale of Ordinary Shares acquired upon exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization); or
(3)    withholding in Ordinary Shares to be issued upon exercise of the Option.
(b)    To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Ordinary Shares, for tax purposes, you are deemed to have been issued the full number of Ordinary Shares subject to the exercised Option, notwithstanding that a number of the Ordinary Shares are held back solely for the purpose of paying the Tax-Related Items.
(c)    Finally, you shall pay to the Company or the Affiliate employing or retaining you any amount of Tax-Related Items that the Company or the Affiliate employing or retaining you may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Ordinary Shares or the proceeds of the sale of Ordinary Shares, if you fail to comply with your obligations in connection with the Tax-Related Items.
2.8    Compliance with Applicable Law. The issuance of Ordinary Shares will be subject to and conditioned upon compliance by the Company and you, including any written representations, warranties and agreements as the Administrator may request of you for compliance with all (i) applicable U.S. state and federal laws and regulations, (ii) applicable laws of the country where you reside pertaining to the issuance or sale of Ordinary Shares, and (iii) applicable requirements of any stock exchange or automated quotation system on which the Company’s Ordinary Shares may be listed or quoted at the time of such issuance or transfer.
2.9    Data Privacy.
(a)    By entering into this Agreement and accepting this Award, you hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other Option grant materials by and among, as applicable, the Affiliate employing or retaining you, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.
(b)    You understand that the Company and the Affiliate employing or retaining you may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of Option or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
(c)    You understand that Data will be transferred to legal counsel or a broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that if you reside outside the United States, you may request a list with the names and addresses of any potential recipients of the Data by contacting your local or Company human resources representative. You authorize the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that if you reside outside the United States, you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local or Company human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local or Company human resources representative.
2.10     Nature of Grant. In accepting the grant, you acknowledge, understand and agree that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, except as otherwise provided in the Plan.
(b)    the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future Option grants, or benefits in lieu of the Option, even if the Option has been granted repeatedly in the past;
(c)    all decisions with respect to future Option grants, if any, will be at the sole discretion of the Company;
(d)    you are voluntarily participating in the Plan;
(e)    the Option and the Ordinary Shares subject to the Option are an extraordinary item and which is outside the scope of your employment or service contract, if any;
(f)    the Option and the Ordinary Shares subject to the Option are not intended to replace any pension rights or compensation;

(g)    the Option and the Ordinary Shares subject to the Option are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Affiliate employing or retaining you or any other Affiliate;
(h)    the grant and your participation in the Plan will not be interpreted to form an employment or service contract with the Company or any Affiliate;
(i)    the future value of the underlying Ordinary Shares is unknown, indeterminable and cannot be predicted with certainty;
(j)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from your Termination Date (for any reason whatsoever, whether or not later found to be invalid and whether or not in breach of employment laws in the jurisdiction where you are employed or rendering services, or the terms of your employment agreement, if any), and in consideration of the grant of the Option to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company or the Affiliate employing or retaining you, waive your ability, if any, to bring any such claim, and release the Company and the Affiliate employing or retaining you from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim; and
(k)    you acknowledge and agree that neither the Company, the Affiliate employing or retaining you nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the Option or of any amounts due to you pursuant to the settlement of the Option or the subsequent sale of any Ordinary Shares acquired upon settlement.
2.11    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.12    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan, U.S.A., without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.
2.13 Repayment of Option Gain/Forfeiture of Options. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your equity compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company for any gain associated with any Option exercised during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any outstanding Options shall be immediately forfeited.
2.14    Appendix. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for your country. Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with laws of the country where you reside or to facilitate the administration of the Plan. The Appendix constitutes part of this Agreement.
2.16    Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the Option and on any Ordinary Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with laws of the country where you reside or to facilitate the administration of the Plan, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
Very truly yours,

Print Name: ___________________________
Title:_________________________________

APPENDIX

PERRIGO COMPANY PLC
Additional Terms and Provisions to
Nonqualified Stock Option Agreement

Terms and Conditions
This Appendix (the “Appendix”) includes additional terms and conditions that govern the nonqualified stock option (“Option”) granted to you under the Plan if you reside in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Agreement.
Notifications
This Appendix also includes country-specific information of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of January 2015. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you do not rely on the information noted herein as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that your stock options vest, or are exercised and Ordinary Shares are issued to you or when you sell Ordinary Shares acquired under the plan.
In addition, the information is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your particular situation. Finally, please note that if you are a citizen or resident of a country other than the country in which you are currently working, or transfers employment after grant, the information contained in the Appendix may not be applicable.

Argentina
Notifications
Securities Law Information. Neither the Option nor the issuance of the Ordinary Shares are publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.
Exchange Control Information. You will not be able to engage in a cash exercise unless you have U.S. dollars held outside Argentina and use those funds to purchase Ordinary Shares at exercise. Otherwise, you will only be able to engage in a cashless exercise pursuant to which Ordinary Shares will be sold at exercise to pay the purchase price. In the event that you transfer sales proceeds in excess of US$50,000 from the sale of shares into Argentina in a single month, you will be subject to certain exchange control reporting requirements. In addition, you may be subject to a mandatory 30% restriction on holding of funds brought into Argentina. Please note that exchange control regulations in Argentina are subject to frequent change. You should consult with your personal legal advisor regarding any exchange control obligations that you may have.
Australia
Notifications
Securities Information. If you acquire shares pursuant to the Option and you offer the shares for sale to a person or entity resident in Australia, then the offer may be subject to disclosure requirements under Australian law. You should obtain legal advice on your disclosure obligations prior to making any such offer.
Exchange Control Information. Exchange control reporting is required for cash transactions exceeding AUD10,000 and for international fund transfers. The Australian bank assisting with the transaction will file the report for you. If there is no Australian bank involved in the transfer, you will have to file the report.
Austria
Notifications
Exchange Control Information. If you hold shares of Company stock outside of Austria, you must submit a report to the Austrian National Bank. An exemption applies if the value of the shares as of any given quarter does not exceed €30,000,000 or as of December 31 does not exceed €5,000,000. If the former threshold is exceeded, quarterly obligations are imposed, whereas if the latter threshold is exceeded, annual reports must be given. The annual reporting date is as of December 31 and the deadline for filing the annual report is March 31 of the following year.
When shares are sold, there may be exchange control obligations if the cash received is held outside Austria. If the transaction volume of all your accounts abroad exceeds €3,000,000, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month.
Belgium
Notifications
Tax Information. If you accept this Agreement within sixty (60) days of the date that the material terms of the grant are communicated to you in writing (“Offer Date”), you will be subject to tax on the Offer Date. If you accept this Agreement later than sixty (60) days after the Offer Date, you will be subject to tax when you exercise your Option.
Czech Republic
Notifications

Exchange Control Information. The Czech National Bank may require you to report the Option and or Ordinary Shares received and the opening and maintenance of a foreign account. However, because exchange control regulations change frequently and without notice, you should consult your personal legal advisor prior to the exercise of the Option to ensure your compliance with current regulations. It is your responsibility to comply with applicable Czech exchange control laws.
Denmark
Notifications
Exchange Control Information. If you establish an account holding shares or an account holding cash outside Denmark, you must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (Please note that these obligations are separate from and in addition to the obligations described below.)
Securities/Tax Reporting Information. If you hold shares acquired under the Plan in a brokerage account with a broker or bank outside Denmark, you are required to inform the Danish Tax Administration about the account. For this purpose, you must file a Form V (Erklaering V) with the Danish Tax Administration. The Form V must be signed both by you and by the applicable broker or bank where the account is held. By signing the Form V, the broker or bank undertakes to forward information to the Danish Tax Administration concerning the shares in the account without further request each year. By signing the Form V, you authorize the Danish Tax Administration to examine the account. A sample of the Form V can be found at the following website: www.skat.dk.
In addition, if you open a brokerage account (or a deposit account with a U.S. bank) for the purpose of holding cash outside Denmark, you are also required to inform the Danish Tax Administration about this account. To do so, you must also file a Form K (Erklaering K) with the Danish Tax Administration. The Form K must be signed both by you and by the applicable broker or bank where the account is held. By signing the Form K, the broker/bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the account. By signing the Form K, you authorize the Danish Tax Administration to examine the account. A sample of Form K can be found at the following website: www.skat.dk.
Finland
There are no country specific provisions.
France
Terms and Conditions
Consent to Receive Information in English. By accepting the Option, you confirm having read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.
En acceptant cette attribution gratuite d'actions, vous confirmez avoir lu et comprenez le Plan et ce Contrat, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Vous acceptez les dispositions de ces documents en connaissance de cause.
Notifications

Exchange Control Information. If you hold Ordinary Shares outside of France or maintain a foreign bank account, you are required to report such to the French tax authorities when you file your annual tax return.
Germany
Notifications
Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If you use a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of shares acquired under the Plan, the bank will make the report for you. In addition, you must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis.
Greece
Notifications
Exchange Control Information. If you withdraw funds in excess of €15,000 from a bank in Greece to exercise your Option and remit those funds out of Greece, you may be required to submit certain documentation/ information to the Greek bank to ensure that the transfer is not in violation of Greek anti-money laundering rules.
Hungary
No country specific provisions.

India
Notifications
Exchange Control Notification. You must repatriate all proceeds received from the sale of the shares to India within 90 days after sale. You will receive a foreign inward remittance certificate (“FIRC”) from the bank where you deposit the foreign currency. You should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or the employer requests proof of repatriation.
Tax Information. The amount subject to tax at exercise will partially be dependent upon a valuation that the Company or your employer will obtain from a Merchant Banker in India. Neither the Company nor your employer has any responsibility or obligation to obtain the most favorable valuation possible, nor obtain valuations more frequently than required under Indian tax law.
Ireland
Notifications
Director Notification Obligation. If you are a director, shadow director or secretary of the Company or an Irish Subsidiary or Affiliate of the Company, and you acquire or dispose of an interest under this Agreement comprising more than 1% of the share capital in the Company, you must notify the entity in which you hold that office (whether the Company itself or an Irish Subsidiary or Affiliate of the Company) in writing within five business days of receiving or disposing of an interest in the Company, or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).
Italy
Terms and Conditions
Data Privacy Notice. The following provision supplements the terms in the Agreement:
You understand that your employer and/or the Company may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares held and the details of all Options or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding (the “Data”) for the purpose of implementing, administering and managing your participation in the Plan. You are aware that providing the Company with the Data is necessary for the performance of this Agreement and that your refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect your ability to participate in the Plan.
The "Controller" of personal data processing is Perrigo Company, plc, with registered offices at Allegan, Michigan USA, and, pursuant to D.lgs 196/2003, its Stock Plan Administrator, David A. McConnell. You understand that the Data may be transferred to the Company or any of its subsidiaries or affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any transfer required to a broker or other third party with whom shares acquired pursuant to the exercise of the Option or cash from the sale of shares acquired pursuant to the Plan may be deposited. Furthermore, the recipients that may receive, possess, use, retain and transfer such Data for the above mentioned purposes may be located in Italy or elsewhere, including outside of the European Union and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Italy. The processing activity, including the transfer of your personal data abroad, outside of the European Union, as herein specified and pursuant to applicable laws and regulations, does not require your consent thereto as the processing is necessary for the performance of contractual obligations related to the implementation, administration and management of the Plan. You understand that Data processing relating to the purposes above specified shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to D.lgs. 196/2003.
You understand that Data will be held only as long as is required by law or as necessary to implement, administer and manage your participation in the Plan. You understand that pursuant to art.7 of D.lgs 196/2003, you have the right, including but not limited to, access, delete, update, request the rectification of your personal Data and cease, for legitimate reasons, the Data processing. Furthermore, you are aware that your Data will not be used for direct marketing purposes.
Plan Document Acknowledgment. In accepting the Option, you acknowledge that you have received a copy of the Plan and the Agreement and have reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understand and accept all provisions of the Plan and the Agreement, including this Appendix.
Notifications
Tax/Exchange Control Information. You are required to report on your annual tax return: (a) any transfers of cash or shares to or from Italy exceeding €10,000 or the equivalent amount in U.S. dollars; (b) any foreign investments or investments (including the Ordinary Shares issued at exercise of the Option, cash or proceeds from the sale of shares acquired under the Plan) held outside of Italy exceeding €10,000 or the equivalent amount in U.S. dollars, if the investment may give rise to income in Italy (this will include reporting the Ordinary Shares issued at exercise of the Option if the fair market value of such Ordinary Shares combined with other foreign assets exceed €10,000); and (c) the amount of the transfers to and from abroad which have had an impact during the calendar year on your foreign investments or investments held outside of Italy. You are exempt from the formalities in (a) if the investments are made through an authorized broker resident in Italy, as the broker will comply with the reporting obligation on your behalf.
Kazakhstan
Notifications
Exchange Control Information. Although Kazakh residents are no longer required to obtain a license from the National Bank of Kazakhstan in advance of obtaining securities in foreign companies, you are nevertheless required to notify the National Bank of Kazakhstan when you acquire shares under the Plan.
Latvia
No country specific provisions.
Luxembourg
Notifications
Exchange Control Information. You are required to report any inward remittances of funds to the Banque Central de Luxembourg and/or the Service Central de La Statistique et des Etudes Economiques within 15 working days following the month during the transaction occurred. If a Luxembourg financial institution is involved in the transaction, it generally will fulfill the reporting obligation on your behalf.
Mexico
Terms and Conditions

Modification. By accepting the Option, you understand and agree that any modification of the Plan or the Agreement or its termination shall not constitute a change or impairment of the terms and conditions of employment.
Policy Statement. The award of the Option the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability.
The Company, with registered offices in the U.S., is solely responsible for the administration of the Plan and participation in the Plan and the acquisition of shares does not, in any way, establish an employment relationship between you and the Company since you are participating in the Plan on a wholly commercial basis and the sole employer is as applicable, nor does it establish any rights between you and the Employer.
Plan Document Acknowledgment. By accepting the award of the Option, you acknowledge that you have received copies of the Plan, have reviewed the Plan and the Agreement in their entirety and fully understand and accept all provisions of the Plan and the Agreement.
In addition, by signing the Agreement, you further acknowledge that you have read and specifically and expressly approve the terms and conditions in the Agreement, in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) the Company and any Parent, Subsidiary or Affiliates are not responsible for any decrease in the value of the shares underlying the options.
Finally, you hereby declare that you do not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of your participation in the Plan and therefore grant a full and broad release to the Employer, the Company and any Parent, Subsidiary or Affiliates with respect to any claim that may arise under the Plan.
Spanish Translation
Modification. Al aceptar las Unidades de Accion Restringida, usted reconoce y acuerda que cualquier modification del Plan o su terminacion no constituye un cambio o desmejora de los terminos y condiciones de empleo.
Declaracion de Politica. El Otorgarmiento de Unidades de Accion Restringida de la Compañia en virtud del Plan es unilateral y discrecional y, por lo tanto, la Compañia se reserva el derecho absoluto de modificar y discontinuar el mismo en cualquier tiempo, sin responsabilidad alguna.
La Compañia, con oficinas registradas ubicadas en the U.S. es la unica responsable de la administración del Plan y de la participación en el mismo y la adquisición de Acciones no establece de forma alguna una relación de trabajo entre usted y la Compañia, ya que su participación en el Plan es completamente comercial y el unico empleador es en caso de ser aplicable, asi como tampoco establece ningun derecho entre la persona que tenga el derecho a optar y el Empleador.
Reconocimiento del Documento del Plan. Al aceptar el Otorgamiento de las Unidades de Acciόn Restringida, usted reconoce que ha recibido copias del Plan, ha revisado el mismo, al igual que la totalidad del Acuerdo y, que ha entendido y aceptado completamente todas las disposiciones contenidas en el Plan y en el Acuerdo.

Adicionalmente, al firmar el Acuerdo, reconoce que ha leido, y que aprueba especifica y expresamente los términos y condiciones contenidos en la Renuncia de Derecho o Reclamo por Compensación del Acuerdo, en el cual se encuentra claramente descrito y establecido lo siguiente: (i) la participación en el Plan no constituye un derecho adquirido; (ii) el plan y la participación en el mismo es ofrecida por la Compañia de forma enteramente discrecional; (iii) la participación en el Plan es voluntaria; y (iv) la Compañia, asi como su Sociedad controlante, Subsidiaria o Filiales no son responsables por cualquier disminución en el valor de las Acciones en relación a las Unidades de Acciόn Restringida.
Finalmente, declara que no se reserva ninguna acciόn o derecho para interponer una demanda en contra de la Compañia por compensación, dano o perjuicio alguno como resultado de su participación en el Plan y, en consecuencia, otorga el más amplio finiquito al Empleador, asi como a la Compañia, a su Sociedad controlante, Subsidiaria o Filiales con respecto a cualquier demanda que pudiera originarse en virtud del Plan.
Netherlands
Notifications
Insider-Trading Notification. You should be aware of the Dutch insider-trading rules which may prohibit you from effectuating certain transactions involving shares if you have inside information about the Company. If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor.
Norway
No country specific provisions.
Poland
Terms and Conditions
Consent to Receive Information in English. By accepting the Option, you confirm having read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.
Notifications
Exchange Control Information. If you hold foreign securities (including shares) and maintain accounts abroad, you may be required to file certain reports with the National Bank of Poland. Specifically, if the value of securities and cash held in such foreign accounts exceeds PLN 7,000,000 at the end of the year, you must file reports on the transactions and balances of the accounts on a quarterly basis by the 20th day of the month following the end of each quarter and an annual report by no later than January 30 of the following calendar year. Such reports are filed on special forms available on the website of the National Bank of Poland. Additionally, if you are a Polish citizen and you transfer funds abroad in excess of the PLN equivalent of €15,000, the transfer must be made through an authorized bank, a payment institution or an electronic money institution authorized to render payment services.

Portugal

Notifications
Exchange Control Information. If you receive shares upon exercise, the acquisition of the shares should be reported to the Banco de Portugal for statistical purposes. If the shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on your behalf. If the shares are not deposited with a commercial bank or financial intermediary in Portugal, you are responsible for submitting the report to the Banco de Portugal.

Romania
Notifications
Exchange Control Information. Payments by Romanian citizens to or from non-residents in excess of €50,000 should be reported to the National Bank of Romania (“NBR”) for statistical purposes. If you deposit the proceeds from the sale of shares issued to you at exercise in a bank account in Romania, you may be required to provide the Romanian bank with appropriate documentation explaining the source of the funds. You should consult your personal advisor to determine whether you will be required to submit such documentation to the Romanian bank.
Insider-Trading Notification. You should be aware of the Romanian insider-trading rules which may prohibit you from effectuating certain transactions involving shares if you have inside information about the Company. If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor.

Russia
Terms and Conditions
U.S. Transaction. You understand that the Option shall be valid and this Agreement shall be concluded and become effective only when the Agreement is electronically received by the Company in the United States. Upon exercise, any shares to be issued to you shall be delivered to you through a bank or brokerage account in the United States. You are not permitted to sell the shares directly to other Russian legal entities or individuals.
Notifications
Exchange Control Information. Under current exchange control regulations, within a reasonably short time after sale of the shares issued at exercise, you must repatriate the sale proceeds to Russia. Such sale proceeds must be initially credited to you through a foreign currency account at an authorized bank in Russia. After the sale proceeds are initially received in Russia, they may be further remitted to foreign banks in accordance with Russian exchange control laws.

You are encouraged to contact your personal advisor before remitting your sale proceeds to Russia as exchange control requirements may change.
Securities Law Notification. This Appendix, the Agreement, the Plan and all other materials that you may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. Absent any requirement under local law, the issuance of securities pursuant to the Plan has not and will not be registered in Russia; hence, the securities described in any Plan-related documents may not be used for offering or public circulation in Russia.
Serbia
No country specific provisions.
Slovakia
No country specific provisions.
Slovenia
No country specific provisions.
South Africa
Terms and Conditions
Taxes. By accepting the Option, you agree that, immediately upon exercise of the Option, you will notify your employer of the amount of any gain realized. If you fail to advise your employer of the gain realized upon exercise, you may be liable for a fine. You will be solely responsible for paying any difference between the actual tax liability and the amount withheld by your employer.
Notifications
Exchange Control Information. You are required to obtain approval from the exchange control authorities to participate in the Plan. You are strongly advised to consult your personal advisor prior to exercising your Option to ensure compliance with current regulations.
Spain
Terms and Conditions
No Entitlement for Claims or Compensation. By accepting the Option, you consent to participation in the Plan, and acknowledge that you have received a copy of the Plan document. You understand that the Company has unilaterally, gratuitously and in its sole discretion decided to make awards of Options under the Plan to individuals who may be employees, consultants and directors throughout the world. The decision is limited and entered into based upon the express assumption and condition that any Option will not economically or otherwise bind the Company or any Parent, Subsidiary or Affiliate, including your employer, on an ongoing basis, other than as expressly set forth in the Agreement. Consequently, you understand that the Award is given on the assumption and condition that the Option shall not become part of any employment contract (whether with the Company or any Parent, Subsidiary or Affiliate, including your employer) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Furthermore, you understand and freely accept that there is no guarantee that any benefit whatsoever shall arise from the award, which is gratuitous and discretionary, since the future value of the Option and the underlying shares is unknown and unpredictable. You also understand that this Award would not be made but for the assumptions and conditions set forth hereinabove; thus, you understand, acknowledge and freely accept that, should any or all of the assumptions be mistaken or any of the conditions not be met for any reason, the Award, the Option and any right to the underlying shares shall be null and void.
Notifications
Exchange Control Information. You must declare the acquisition of Ordinary Shares to the Dirección General de Politica Comercial e Inversiones Exteriores ("DGPCIE") of the Ministerio de Economia for statistical purposes. You must also declare the ownership of any Ordinary Shares with the Directorate of Foreign Transactions each January while the shares are owned. In addition, you wish to import the share certificates into Spain, you must declare the importation of such securities to the DGPCIE.
When receiving foreign currency payments derived from the ownership of Ordinary Shares (i.e., dividends or sale proceeds), you must inform the financial institution receiving the payment of the basis upon which such payment is made. You will need to provide the following information: (i) your name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.
Tax Information. If you hold assets or rights outside of Spain (including shares), you may have to file an informational tax report with the tax authorities declaring such ownership. Generally, if the value of your foreign investments exceeds €50,000, you may have to file this informational return. Please note that reporting requirements are based on what you have previously disclosed and the increase in value of such and the total value of certain groups of foreign assets. Also, the thresholds for annual filing requirements may change each year. Therefore, you should consult your personal advisor regarding whether you will be required to file an informational tax report for asset and rights that you hold abroad.
Sweden
No country specific provisions.
Switzerland
Notifications
Securities Law Notification The award is considered a private offering in Switzerland; therefore, it is not subject to registration in Switzerland.
Turkey
No country specific provisions.
Ukraine
Notifications
Exchange Control Information. You may be required to obtain a license for obtaining shares of a foreign company from the National Bank of Ukraine (NBU). You are strongly encouraged to consult a personal advisor to ensure compliance with the exchange control restrictions prior to exercising your Option.

United Kingdom
Terms and Conditions
Income Tax and National Insurance Contribution Withholding. The following provision supplements the terms in the Agreement:
If payment or withholding of the income tax due in connection with the Option is not made within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the income tax liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 occurred (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by you to your employer, effective as of the Due Date. You agree that the loan will bear interest at the then-current official rate of Her Majesty’s Revenue & Customs (“HMRC”), it shall be immediately due and repayable, and the Company or your employer may recover it at any time thereafter by any of the means referred to in Section 2.7 of the Agreement. Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), you will not be eligible for a loan from the Company or your employer to cover the income tax liability. In the event that you are a director or executive officer and the income tax is not collected from or paid by the Due Date, the amount of any uncollected income tax will constitute a benefit to you on which additional income tax and national insurance contributions (“NICs”) will be payable. You will be responsible for reporting any income tax for reimbursing the Company or your employer the value of any employee NICs due on this additional benefit.
* * * * *

Long-Term Incentive Plan
NQ Stock Options

English

English
België PERRIGO COMPANY PLC
NONQUALIFIED STOCK OPTION AGREEMENT FOR NON-U.S. PARTICIPANTS
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        Participant Name
RE:        Notice of Nonqualified Stock Option
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award for non-U.S. participants under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of Grant Date (the “Grant Date”). This Award consists of a nonqualified stock option. The terms and conditions of this incentive are set forth in the remainder of this agreement (including any special terms and conditions set forth in any appendix for your country (“Appendix”)) (collectively, the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Nonqualified Stock Option
1.1    Grant of Option. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you a nonqualified stock option (the “Option”) to purchase Number of Awards Granted ordinary shares of the Company, nominal value €0.001 per share (“Ordinary Shares”), at a per share price of $Grant Date FMV (the “Option Price”), which is equal to the Fair Market Value of such Ordinary Shares as of the Grant Date.
1.2    Timing and Duration of Exercise.
(a)    The Option shall vest with respect to one-third of the Shares awarded in Section 1.1 on each of the first, second and third anniversaries of the Grant Date (each a “Vesting Date”), with the vesting of any fractional shares frontloaded to the first such Vesting Date. Subject to the requirements of subsection (b) below, vested Shares may be exercised after the applicable Vesting Date. Notwithstanding the foregoing, any portion of the Option that has not vested or been forfeited previously shall immediately vest in full upon, and, subject to subsection (b) below, may be exercised in whole or in part after (1) your Termination Date if your Termination Date occurs by reason of a Termination without Cause or a Separation for Good Reason on or after a Change in Control (as defined in the Plan and as such definition may be amended hereafter) and prior to the two (2) year anniversary of the Change in Control, or (2) your death, Disability, or Retirement.
(b)    Except as provided below, the vested Option must be exercised by you, if at all, while you are providing service to the Company or one of its Affiliates or within three months following your Termination Date, but in no event after Expiration Date (the “Expiration Date”). If your Termination Date occurs by reason of your Retirement, death or Disability, the Option may thereafter be exercised by you, or in the event of your death, by your estate or your designated beneficiary, or in the event of your Disability, by you or your legal representative, at any time prior to the Expiration Date. If you die after your Termination Date and during the period in which the Option is exercisable, the right to exercise the Option during such period will be governed by Plan Section 12(d)(4). If your Termination Date occurs because of an Involuntary Termination for Economic Reasons as determined by the Chief Executive Officer (or the Committee in the case of an Employee subject to Section 16 of the Exchange Act), the terms of Plan Section 12(b)(2) shall apply; provided, however, that if your Termination Date occurs for a reason that is both described in this sentence and in subsection (a) above, the special vesting rules described in subsection (a) shall apply in lieu of the vesting rules described in Plan Section 12(b)(2).
Any portion of the Option that is not vested pursuant to this Section 1.2 as of your employment Termination Date will be forfeited immediately. If the Option is not exercised as to all of the vested shares covered by the Option within the applicable time period and in the manner provided herein, the Option will terminate and will not be exercisable thereafter. In no event may the Option be exercised after the Expiration Date.
(c)    As used in this Section 1.2, the following terms shall have the meanings set forth below:
(1)    “Separation for Good Reason” means your voluntary resignation from the Company and the existence of one or more of the following conditions that arose without your consent: (i) a material change in the geographic location at which you are required to perform services, such that your commute between home and your primary job site increases by more than 30 miles, or (ii) a material diminution in your authority, duties or responsibilities or a material diminution in your base compensation or incentive compensation opportunities; provided, however, that a voluntary resignation from the Company shall not be considered a Separation for Good Reason unless you provide the Company with notice, in writing, of your voluntary resignation and the existence of the condition(s) giving rise to the separation within 90 days of its initial existence. The Company will then have 30 days to remedy the condition, in which case you will not be deemed to have incurred a Separation for Good Reason. In the event the Company fails to cure the condition within the 30 day period, your Termination Date shall occur on the 31st day following the Company’s receipt of such written notice.
(2)    “Termination without Cause” means the involuntary termination of your employment or contractual relationship by the Company without Cause, including, but not limited to, (i) a termination effective when you exhaust an approved leave of absence, and (ii) a situation where you are on an approved leave of absence during which your position is protected under applicable leave law, you return from such leave, and you cannot be placed in employment or other form of contractual relationship with the Company.
1.3    Method of Exercise. The vested Option, or any part of it, shall be exercised by written notice directed to the President, Chief Financial Officer or Secretary of the Company at

the Company’s principal office in Allegan, Michigan, U.S.A., or by using other notification permitted by the Company. Such notice must satisfy the following requirements:
(a)    The notice must state the Grant Date, the number of Ordinary Shares subject to the Option, the number of Ordinary Shares with respect to which Option is being exercised, the person in whose name the stock certificate or certificates for such Ordinary Shares is to be registered and the person’s address and Social Security number (or if more than one person, the names, addresses and Social Security numbers of such persons).
(b)    The notice shall be accompanied by check, bank draft, money order or other cash payment, all in U.S. dollars, or by delivery of a certificate or certificates, properly endorsed, for Ordinary Shares that you have held for at least six months and that are equivalent in Fair Market Value on the date of exercise to the Option Price (or any combination of cash and shares), in full payment of the Option Price for the number of shares specified in the notice.
(c)    The notice must be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than you, be accompanied by proof, satisfactory to the Committee, of the right of such person or persons to exercise the Option.
(d)    The Company may implement procedures for the electronic exercise of this Option, in which case the vested portion of this Option shall be exercisable in accordance with such procedures.
SECTION 2
General Terms and Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution. During your lifetime, the Option granted under this Agreement shall be exercisable only by you or by your guardian or legal representative in the event of your Disability.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any Ordinary Shares subject to the Option prior to the date of issuance to you of a certificate or certificates for such shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Awards Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be exercisable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS

AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Ordinary Shares. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to the Award under this Agreement, and the exercise price thereof, will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6     Acknowledgement. The Company and you agree that the Option is granted under and governed by the Notice of Grant, this Agreement (including the Appendix) and by the provisions of the Plan (incorporated herein by reference). You: (i) acknowledge receipt of a copy of each of the foregoing documents, (ii) represent that you have carefully read and are familiar with their provisions, and (iii) hereby accept the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
2.7    Responsibility for Taxes. Regardless of any action the Company or, if different, the Affiliate employing or retaining you takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Affiliate employing or retaining you. You further acknowledge that the Company and/or the Affiliate employing or retaining you (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Ordinary Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you have become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, as applicable, you acknowledge that the Company and/or the Affiliate employing or retaining you (or formerly employing or retaining you, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(a)     Prior to any relevant taxable or tax withholding event, as applicable, you will pay or make adequate arrangements satisfactory to the Company and/or the Affiliate employing or retaining you to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Affiliate employing or retaining you, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(1)    withholding from your wages or other cash compensation paid to you by the Company and/or the Affiliate employing or retaining you; or
(2)    withholding from proceeds of the sale of Ordinary Shares acquired upon exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization); or
(3)    withholding in Ordinary Shares to be issued upon exercise of the Option.
(b)    To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Ordinary Shares, for tax purposes, you are deemed to have been issued the full number of Ordinary Shares subject to the exercised Option, notwithstanding that a number of the Ordinary Shares are held back solely for the purpose of paying the Tax-Related Items.
(c)    Finally, you shall pay to the Company or the Affiliate employing or retaining you any amount of Tax-Related Items that the Company or the Affiliate employing or retaining you may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Ordinary Shares or the proceeds of the sale of Ordinary Shares, if you fail to comply with your obligations in connection with the Tax-Related Items.
2.8    Compliance with Applicable Law. The issuance of Ordinary Shares will be subject to and conditioned upon compliance by the Company and you, including any written representations, warranties and agreements as the Administrator may request of you for compliance with all (i) applicable U.S. state and federal laws and regulations, (ii) applicable laws of the country where you reside pertaining to the issuance or sale of Ordinary Shares, and (iii) applicable requirements of any stock exchange or automated quotation system on which the Company’s Ordinary Shares may be listed or quoted at the time of such issuance or transfer.
2.9    Data Privacy.
(a)    By entering into this Agreement and accepting this Award, you hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other Option grant materials by and among, as applicable, the Affiliate employing or retaining you, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.
(b)    You understand that the Company and the Affiliate employing or retaining you may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of Option or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
(c)    You understand that Data will be transferred to legal counsel or a broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that if you reside outside the United States, you may request a list with the names and addresses of any potential recipients of the Data by contacting your local or Company human resources representative. You authorize the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that if you reside outside the United States, you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local or Company human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local or Company human resources representative.
2.10     Nature of Grant. In accepting the grant, you acknowledge, understand and agree that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, except as otherwise provided in the Plan.
(b)    the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future Option grants, or benefits in lieu of the Option, even if the Option has been granted repeatedly in the past;
(c)    all decisions with respect to future Option grants, if any, will be at the sole discretion of the Company;
(d)    you are voluntarily participating in the Plan;
(e)    the Option and the Ordinary Shares subject to the Option are an extraordinary item and which is outside the scope of your employment or service contract, if any;
(f)    the Option and the Ordinary Shares subject to the Option are not intended to replace any pension rights or compensation;
(g)    the Option and the Ordinary Shares subject to the Option are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Affiliate employing or retaining you or any other Affiliate;
(h)    the grant and your participation in the Plan will not be interpreted to form an employment or service contract with the Company or any Affiliate;
(i)    the future value of the underlying Ordinary Shares is unknown, indeterminable and cannot be predicted with certainty;
(j)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from your Termination Date (for any reason whatsoever, whether or not later found to be invalid and whether or not in breach of employment laws in the jurisdiction where you are employed or rendering services, or the terms of your employment agreement, if any), and in consideration of the grant of the Option to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company or the Affiliate employing or retaining you, waive your ability, if any, to bring any such claim, and release the Company and the Affiliate employing or retaining you from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim; and
(k)    you acknowledge and agree that neither the Company, the Affiliate employing or retaining you nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the Option or of any amounts due to you pursuant to the settlement of the Option or the subsequent sale of any Ordinary Shares acquired upon settlement.
2.11    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.12    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan, U.S.A., without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.
2.13 Repayment of Option Gain/Forfeiture of Options. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your equity compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company for any gain associated with any Option exercised during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any outstanding Options shall be immediately forfeited.
2.14    Appendix. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for your country. Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with laws of the country where you reside or to facilitate the administration of the Plan. The Appendix constitutes part of this Agreement.
2.16    Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the Option and on any Ordinary Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with laws of the country where you reside or to facilitate the administration of the Plan, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
****
We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
Very truly yours,

Print Name: ___________________________
Title:_________________________________

APPENDIX

PERRIGO COMPANY PLC
Additional Terms and Provisions to
Nonqualified Stock Option Agreement

Terms and Conditions
This Appendix (the “Appendix”) includes additional terms and conditions that govern the nonqualified stock option (“Option”) granted to you under the Plan if you reside in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Agreement.
Notifications
This Appendix also includes country-specific information of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of January 2015. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you do not rely on the information noted herein as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that your stock options vest, or are exercised and Ordinary Shares are issued to you or when you sell Ordinary Shares acquired under the plan.
In addition, the information is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your particular situation. Finally, please note that if you are a citizen or resident of a country other than the country in which you are currently working, or transfers employment after grant, the information contained in the Appendix may not be applicable.

Argentina
Notifications
Securities Law Information. Neither the Option nor the issuance of the Ordinary Shares are publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.
Exchange Control Information. You will not be able to engage in a cash exercise unless you have U.S. dollars held outside Argentina and use those funds to purchase Ordinary Shares at exercise. Otherwise, you will only be able to engage in a cashless exercise pursuant to which Ordinary Shares will be sold at exercise to pay the purchase price. In the event that you transfer sales proceeds in excess of US$50,000 from the sale of shares into Argentina in a single month, you will be subject to certain exchange control reporting requirements. In addition, you may be subject to a mandatory 30% restriction on holding of funds brought into Argentina. Please note that exchange control regulations in Argentina are subject to frequent change. You should consult with your personal legal advisor regarding any exchange control obligations that you may have.
Australia
Notifications
Securities Information. If you acquire shares pursuant to the Option and you offer the shares for sale to a person or entity resident in Australia, then the offer may be subject to disclosure requirements under Australian law. You should obtain legal advice on your disclosure obligations prior to making any such offer.
Exchange Control Information. Exchange control reporting is required for cash transactions exceeding AUD10,000 and for international fund transfers. The Australian bank assisting with the transaction will file the report for you. If there is no Australian bank involved in the transfer, you will have to file the report.
Austria
Notifications
Exchange Control Information. If you hold shares of Company stock outside of Austria, you must submit a report to the Austrian National Bank. An exemption applies if the value of the shares as of any given quarter does not exceed €30,000,000 or as of December 31 does not exceed €5,000,000. If the former threshold is exceeded, quarterly obligations are imposed, whereas if the latter threshold is exceeded, annual reports must be given. The annual reporting date is as of December 31 and the deadline for filing the annual report is March 31 of the following year.
When shares are sold, there may be exchange control obligations if the cash received is held outside Austria. If the transaction volume of all your accounts abroad exceeds €3,000,000, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month.
Belgium
Notifications
Tax Information. If you accept this Agreement within sixty (60) days of the date that the material terms of the grant are communicated to you in writing (“Offer Date”), you will be subject to tax on the Offer Date. If you accept this Agreement later than sixty (60) days after the Offer Date, you will be subject to tax when you exercise your Option.
Czech Republic
Notifications
Exchange Control Information. The Czech National Bank may require you to report the Option and or Ordinary Shares received and the opening and maintenance of a foreign account. However, because exchange control regulations change frequently and without notice, you should consult your personal legal advisor prior to the exercise of the Option to ensure your compliance with current regulations. It is your responsibility to comply with applicable Czech exchange control laws.
Denmark
Notifications
Exchange Control Information. If you establish an account holding shares or an account holding cash outside Denmark, you must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (Please note that these obligations are separate from and in addition to the obligations described below.)
Securities/Tax Reporting Information. If you hold shares acquired under the Plan in a brokerage account with a broker or bank outside Denmark, you are required to inform the Danish Tax Administration about the account. For this purpose, you must file a Form V (Erklaering V) with the Danish Tax Administration. The Form V must be signed both by you and by the applicable broker or bank where the account is held. By signing the Form V, the broker or bank undertakes to forward information to the Danish Tax Administration concerning the shares in the account without further request each year. By signing the Form V, you authorize the Danish Tax Administration to examine the account. A sample of the Form V can be found at the following website: www.skat.dk.
In addition, if you open a brokerage account (or a deposit account with a U.S. bank) for the purpose of holding cash outside Denmark, you are also required to inform the Danish Tax Administration about this account. To do so, you must also file a Form K (Erklaering K) with the Danish Tax Administration. The Form K must be signed both by you and by the applicable broker or bank where the account is held. By signing the Form K, the broker/bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the account. By signing the Form K, you authorize the Danish Tax Administration to examine the account. A sample of Form K can be found at the following website: www.skat.dk.
Finland
There are no country specific provisions.
France
Terms and Conditions
Consent to Receive Information in English. By accepting the Option, you confirm having read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.
En acceptant cette attribution gratuite d'actions, vous confirmez avoir lu et comprenez le Plan et ce Contrat, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Vous acceptez les dispositions de ces documents en connaissance de cause.
Notifications
Exchange Control Information. If you hold Ordinary Shares outside of France or maintain a foreign bank account, you are required to report such to the French tax authorities when you file your annual tax return.
Germany
Notifications
Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If you use a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of shares acquired under the Plan, the bank will make the report for you. In addition, you must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis.
Greece
Notifications
Exchange Control Information. If you withdraw funds in excess of €15,000 from a bank in Greece to exercise your Option and remit those funds out of Greece, you may be required to submit certain documentation/ information to the Greek bank to ensure that the transfer is not in violation of Greek anti-money laundering rules.
Hungary
No country specific provisions.

India
Notifications
Exchange Control Notification. You must repatriate all proceeds received from the sale of the shares to India within 90 days after sale. You will receive a foreign inward remittance certificate (“FIRC”) from the bank where you deposit the foreign currency. You should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or the employer requests proof of repatriation.
Tax Information. The amount subject to tax at exercise will partially be dependent upon a valuation that the Company or your employer will obtain from a Merchant Banker in India. Neither the Company nor your employer has any responsibility or obligation to obtain the most favorable valuation possible, nor obtain valuations more frequently than required under Indian tax law.
Ireland
Notifications
Director Notification Obligation. If you are a director, shadow director or secretary of the Company or an Irish Subsidiary or Affiliate of the Company, and you acquire or dispose of an interest under this Agreement comprising more than 1% of the share capital in the Company, you must notify the entity in which you hold that office (whether the Company itself or an Irish Subsidiary or Affiliate of the Company) in writing within five business days of receiving or disposing of an interest in the Company, or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).
Italy
Terms and Conditions
Data Privacy Notice. The following provision supplements the terms in the Agreement:
You understand that your employer and/or the Company may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares held and the details of all Options or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding (the “Data”) for the purpose of implementing, administering and managing your participation in the Plan. You are aware that providing the Company with the Data is necessary for the performance of this Agreement and that your refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect your ability to participate in the Plan.
The "Controller" of personal data processing is Perrigo Company, plc, with registered offices at Allegan, Michigan USA, and, pursuant to D.lgs 196/2003, its Stock Plan Administrator, David A. McConnell. You understand that the Data may be transferred to the Company or any of its subsidiaries or affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any transfer required to a broker or other third party with whom shares acquired pursuant to the exercise of the Option or cash from the sale of shares acquired pursuant to the Plan may be deposited. Furthermore, the recipients that may receive, possess, use, retain and transfer such Data for the above mentioned purposes may be located in Italy or elsewhere, including outside of the European Union and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Italy. The processing activity, including the transfer of your personal data abroad, outside of the European Union, as herein specified and pursuant to applicable laws and regulations, does not require your consent thereto as the processing is necessary for the performance of contractual obligations related to the implementation, administration and management of the Plan. You understand that Data processing relating to the purposes above specified shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to D.lgs. 196/2003.
You understand that Data will be held only as long as is required by law or as necessary to implement, administer and manage your participation in the Plan. You understand that pursuant to art.7 of D.lgs 196/2003, you have the right, including but not limited to, access, delete, update, request the rectification of your personal Data and cease, for legitimate reasons, the Data processing. Furthermore, you are aware that your Data will not be used for direct marketing purposes.
Plan Document Acknowledgment. In accepting the Option, you acknowledge that you have received a copy of the Plan and the Agreement and have reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understand and accept all provisions of the Plan and the Agreement, including this Appendix.
Notifications
Tax/Exchange Control Information. You are required to report on your annual tax return: (a) any transfers of cash or shares to or from Italy exceeding €10,000 or the equivalent amount in U.S. dollars; (b) any foreign investments or investments (including the Ordinary Shares issued at exercise of the Option, cash or proceeds from the sale of shares acquired under the Plan) held outside of Italy exceeding €10,000 or the equivalent amount in U.S. dollars, if the investment may give rise to income in Italy (this will include reporting the Ordinary Shares issued at exercise of the Option if the fair market value of such Ordinary Shares combined with other foreign assets exceed €10,000); and (c) the amount of the transfers to and from abroad which have had an impact during the calendar year on your foreign investments or investments held outside of Italy. You are exempt from the formalities in (a) if the investments are made through an authorized broker resident in Italy, as the broker will comply with the reporting obligation on your behalf.
Kazakhstan
Notifications
Exchange Control Information. Although Kazakh residents are no longer required to obtain a license from the National Bank of Kazakhstan in advance of obtaining securities in foreign companies, you are nevertheless required to notify the National Bank of Kazakhstan when you acquire shares under the Plan.
Latvia
No country specific provisions.
Luxembourg
Notifications
Exchange Control Information. You are required to report any inward remittances of funds to the Banque Central de Luxembourg and/or the Service Central de La Statistique et des Etudes Economiques within 15 working days following the month during the transaction occurred. If a Luxembourg financial institution is involved in the transaction, it generally will fulfill the reporting obligation on your behalf.
Mexico
Terms and Conditions
Modification. By accepting the Option, you understand and agree that any modification of the Plan or the Agreement or its termination shall not constitute a change or impairment of the terms and conditions of employment.
Policy Statement. The award of the Option the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability.
The Company, with registered offices in the U.S., is solely responsible for the administration of the Plan and participation in the Plan and the acquisition of shares does not, in any way, establish an employment relationship between you and the Company since you are participating in the Plan on a wholly commercial basis and the sole employer is as applicable, nor does it establish any rights between you and the Employer.
Plan Document Acknowledgment. By accepting the award of the Option, you acknowledge that you have received copies of the Plan, have reviewed the Plan and the Agreement in their entirety and fully understand and accept all provisions of the Plan and the Agreement.
In addition, by signing the Agreement, you further acknowledge that you have read and specifically and expressly approve the terms and conditions in the Agreement, in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) the Company and any Parent, Subsidiary or Affiliates are not responsible for any decrease in the value of the shares underlying the options.
Finally, you hereby declare that you do not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of your participation in the Plan and therefore grant a full and broad release to the Employer, the Company and any Parent, Subsidiary or Affiliates with respect to any claim that may arise under the Plan.
Spanish Translation
Modification. Al aceptar las Unidades de Accion Restringida, usted reconoce y acuerda que cualquier modification del Plan o su terminacion no constituye un cambio o desmejora de los terminos y condiciones de empleo.
Declaracion de Politica. El Otorgarmiento de Unidades de Accion Restringida de la Compañia en virtud del Plan es unilateral y discrecional y, por lo tanto, la Compañia se reserva el derecho absoluto de modificar y discontinuar el mismo en cualquier tiempo, sin responsabilidad alguna.
La Compañia, con oficinas registradas ubicadas en the U.S. es la unica responsable de la administración del Plan y de la participación en el mismo y la adquisición de Acciones no establece de forma alguna una relación de trabajo entre usted y la Compañia, ya que su participación en el Plan es completamente comercial y el unico empleador es en caso de ser aplicable, asi como tampoco establece ningun derecho entre la persona que tenga el derecho a optar y el Empleador.
Reconocimiento del Documento del Plan. Al aceptar el Otorgamiento de las Unidades de Acciόn Restringida, usted reconoce que ha recibido copias del Plan, ha revisado el mismo, al igual que la totalidad del Acuerdo y, que ha entendido y aceptado completamente todas las disposiciones contenidas en el Plan y en el Acuerdo.
Adicionalmente, al firmar el Acuerdo, reconoce que ha leido, y que aprueba especifica y expresamente los términos y condiciones contenidos en la Renuncia de Derecho o Reclamo por Compensación del Acuerdo, en el cual se encuentra claramente descrito y establecido lo siguiente: (i) la participación en el Plan no constituye un derecho adquirido; (ii) el plan y la participación en el mismo es ofrecida por la Compañia de forma enteramente discrecional; (iii) la participación en el Plan es voluntaria; y (iv) la Compañia, asi como su Sociedad controlante, Subsidiaria o Filiales no son responsables por cualquier disminución en el valor de las Acciones en relación a las Unidades de Acciόn Restringida.
Finalmente, declara que no se reserva ninguna acciόn o derecho para interponer una demanda en contra de la Compañia por compensación, dano o perjuicio alguno como resultado de su participación en el Plan y, en consecuencia, otorga el más amplio finiquito al Empleador, asi como a la Compañia, a su Sociedad controlante, Subsidiaria o Filiales con respecto a cualquier demanda que pudiera originarse en virtud del Plan.
Netherlands
Notifications
Insider-Trading Notification. You should be aware of the Dutch insider-trading rules which may prohibit you from effectuating certain transactions involving shares if you have inside information about the Company. If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor.
Norway
No country specific provisions.
Poland
Terms and Conditions
Consent to Receive Information in English. By accepting the Option, you confirm having read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.
Notifications
Exchange Control Information. If you hold foreign securities (including shares) and maintain accounts abroad, you may be required to file certain reports with the National Bank of Poland. Specifically, if the value of securities and cash held in such foreign accounts exceeds PLN 7,000,000 at the end of the year, you must file reports on the transactions and balances of the accounts on a quarterly basis by the 20th day of the month following the end of each quarter and an annual report by no later than January 30 of the following calendar year. Such reports are filed on special forms available on the website of the National Bank of Poland. Additionally, if you are a Polish citizen and you transfer funds abroad in excess of the PLN equivalent of €15,000, the transfer must be made through an authorized bank, a payment institution or an electronic money institution authorized to render payment services.
Portugal

Notifications
Exchange Control Information. If you receive shares upon exercise, the acquisition of the shares should be reported to the Banco de Portugal for statistical purposes. If the shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on your behalf. If the shares are not deposited with a commercial bank or financial intermediary in Portugal, you are responsible for submitting the report to the Banco de Portugal.

Romania
Notifications
Exchange Control Information. Payments by Romanian citizens to or from non-residents in excess of €50,000 should be reported to the National Bank of Romania (“NBR”) for statistical purposes. If you deposit the proceeds from the sale of shares issued to you at exercise in a bank account in Romania, you may be required to provide the Romanian bank with appropriate documentation explaining the source of the funds. You should consult your personal advisor to determine whether you will be required to submit such documentation to the Romanian bank.
Insider-Trading Notification. You should be aware of the Romanian insider-trading rules which may prohibit you from effectuating certain transactions involving shares if you have inside information about the Company. If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor.

Russia
Terms and Conditions
U.S. Transaction. You understand that the Option shall be valid and this Agreement shall be concluded and become effective only when the Agreement is electronically received by the Company in the United States. Upon exercise, any shares to be issued to you shall be delivered to you through a bank or brokerage account in the United States. You are not permitted to sell the shares directly to other Russian legal entities or individuals.
Notifications
Exchange Control Information. Under current exchange control regulations, within a reasonably short time after sale of the shares issued at exercise, you must repatriate the sale proceeds to Russia. Such sale proceeds must be initially credited to you through a foreign currency account at an authorized bank in Russia. After the sale proceeds are initially received in Russia, they may be further remitted to foreign banks in accordance with Russian exchange control laws.
You are encouraged to contact your personal advisor before remitting your sale proceeds to Russia as exchange control requirements may change.
Securities Law Notification. This Appendix, the Agreement, the Plan and all other materials that you may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. Absent any requirement under local law, the issuance of securities pursuant to the Plan has not and will not be registered in Russia; hence, the securities described in any Plan-related documents may not be used for offering or public circulation in Russia.
Serbia
No country specific provisions.
Slovakia
No country specific provisions.
Slovenia
No country specific provisions.
South Africa
Terms and Conditions
Taxes. By accepting the Option, you agree that, immediately upon exercise of the Option, you will notify your employer of the amount of any gain realized. If you fail to advise your employer of the gain realized upon exercise, you may be liable for a fine. You will be solely responsible for paying any difference between the actual tax liability and the amount withheld by your employer.
Notifications
Exchange Control Information. You are required to obtain approval from the exchange control authorities to participate in the Plan. You are strongly advised to consult your personal advisor prior to exercising your Option to ensure compliance with current regulations.
Spain
Terms and Conditions
No Entitlement for Claims or Compensation. By accepting the Option, you consent to participation in the Plan, and acknowledge that you have received a copy of the Plan document. You understand that the Company has unilaterally, gratuitously and in its sole discretion decided to make awards of Options under the Plan to individuals who may be employees, consultants and directors throughout the world. The decision is limited and entered into based upon the express assumption and condition that any Option will not economically or otherwise bind the Company or any Parent, Subsidiary or Affiliate, including your employer, on an ongoing basis, other than as expressly set forth in the Agreement. Consequently, you understand that the Award is given on the assumption and condition that the Option shall not become part of any employment contract (whether with the Company or any Parent, Subsidiary or Affiliate, including your employer) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Furthermore, you understand and freely accept that there is no guarantee that any benefit whatsoever shall arise from the award, which is gratuitous and discretionary, since the future value of the Option and the underlying shares is unknown and unpredictable. You also understand that this Award would not be made but for the assumptions and conditions set forth hereinabove; thus, you understand, acknowledge and freely accept that, should any or all of the assumptions be mistaken or any of the conditions not be met for any reason, the Award, the Option and any right to the underlying shares shall be null and void.
Notifications
Exchange Control Information. You must declare the acquisition of Ordinary Shares to the Dirección General de Politica Comercial e Inversiones Exteriores ("DGPCIE") of the Ministerio de Economia for statistical purposes. You must also declare the ownership of any Ordinary Shares with the Directorate of Foreign Transactions each January while the shares are owned. In addition, you wish to import the share certificates into Spain, you must declare the importation of such securities to the DGPCIE.
When receiving foreign currency payments derived from the ownership of Ordinary Shares (i.e., dividends or sale proceeds), you must inform the financial institution receiving the payment of the basis upon which such payment is made. You will need to provide the following information: (i) your name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.
Tax Information. If you hold assets or rights outside of Spain (including shares), you may have to file an informational tax report with the tax authorities declaring such ownership. Generally, if the value of your foreign investments exceeds €50,000, you may have to file this informational return. Please note that reporting requirements are based on what you have previously disclosed and the increase in value of such and the total value of certain groups of foreign assets. Also, the thresholds for annual filing requirements may change each year. Therefore, you should consult your personal advisor regarding whether you will be required to file an informational tax report for asset and rights that you hold abroad.
Sweden
No country specific provisions.
Switzerland
Notifications
Securities Law Notification The award is considered a private offering in Switzerland; therefore, it is not subject to registration in Switzerland.
Turkey
No country specific provisions.
Ukraine
Notifications
Exchange Control Information. You may be required to obtain a license for obtaining shares of a foreign company from the National Bank of Ukraine (NBU). You are strongly encouraged to consult a personal advisor to ensure compliance with the exchange control restrictions prior to exercising your Option.
United Kingdom
Terms and Conditions
Income Tax and National Insurance Contribution Withholding. The following provision supplements the terms in the Agreement:
If payment or withholding of the income tax due in connection with the Option is not made within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the income tax liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 occurred (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by you to your employer, effective as of the Due Date. You agree that the loan will bear interest at the then-current official rate of Her Majesty’s Revenue & Customs (“HMRC”), it shall be immediately due and repayable, and the Company or your employer may recover it at any time thereafter by any of the means referred to in Section 2.7 of the Agreement. Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), you will not be eligible for a loan from the Company or your employer to cover the income tax liability. In the event that you are a director or executive officer and the income tax is not collected from or paid by the Due Date, the amount of any uncollected income tax will constitute a benefit to you on which additional income tax and national insurance contributions (“NICs”) will be payable. You will be responsible for reporting any income tax for reimbursing the Company or your employer the value of any employee NICs due on this additional benefit.
* * * * *

PERRIGO COMPANY PLC
NONQUALIFIED STOCK OPTION AGREEMENT
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        Participant Name
RE:        Notice of Nonqualified Stock Option
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of Grant Date (the “Grant Date”). This Award consists of a nonqualified stock option. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Nonqualified Stock Option
1.1    Grant of Option. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you a nonqualified stock option (the “Option”) to purchase Number of Awards Granted ordinary shares of the Company, nominal value €0.001 per share (“Ordinary Shares”), at a per share price of $ Grant Date FMV (the “Option Price”), which is equal to the Fair Market Value of such Ordinary Shares as of the Grant Date.
1.2    Timing and Duration of Exercise.
(a)    The Option shall vest with respect to one-third of the Shares awarded in Section 1.1 on each of the first, second and third anniversaries of the Grant Date (each a “Vesting Date”), with the vesting of any fractional shares frontloaded to the first such Vesting Date. Subject to the requirements of subsection (b) below, vested Shares may be exercised after the applicable Vesting Date. Notwithstanding the foregoing, any portion of the Option that has not vested or been forfeited previously shall immediately vest in full upon, and, subject to subsection (b) below, may be exercised in whole or in part after (1) your Termination Date if your Termination Date occurs by reason of a Termination without Cause or a Separation for Good Reason on or after a Change in Control (as defined in the Plan and as such definition may be amended hereafter) and prior to the two (2) year anniversary of the Change in Control, or (2) your death, Disability, or Retirement.
(b)    Except as provided below, the vested Option must be exercised by you, if at all, while you are providing service to the Company or one of its subsidiaries or within three months following your Termination Date, but in no event after Expiration Date (the “Expiration Date”). If your Termination Date occurs by reason of your Retirement, death or Disability, the Option may thereafter be exercised by you, or in the event of your death, by your estate or your designated beneficiary, or in the event of your Disability, by you or your legal representative, at any time prior to the Expiration Date. If you die after your Termination Date and during the period in which the Option is exercisable, the right to exercise the Option during such period will be governed by Plan Section 12(d)(4). If your Termination Date occurs because of an Involuntary Termination for Economic Reasons as determined by the Chief Executive Officer (or the Committee in the case of an Employee subject to Section 16 of the Exchange Act), the terms of Plan Section 12(b)(2) shall apply; provided, however, that if your Termination Date occurs for a reason that is both described in this sentence and in subsection (a) above, the special vesting rules described in subsection (a) shall apply in lieu of the vesting rules described in Plan Section 12(b)(2).
Any portion of the Option that is not vested pursuant to this Section 1.2 as of your employment Termination Date will be forfeited immediately. If the Option is not exercised as to all of the vested shares covered by the Option within the applicable time period and in the manner provided herein, the Option will terminate and will not be exercisable thereafter. In no event may the Option be exercised after the Expiration Date.
(c)    As used in this Section 1.2, the following terms shall have the meanings set forth below:
(1)    “Separation for Good Reason” means your voluntary resignation from the Company and the existence of one or more of the following conditions that arose without your consent: (i) a material change in the geographic location at which you are required to perform services, such that your commute between home and your primary job site increases by more than 30 miles, or (ii) a material diminution in your authority, duties or responsibilities or a material diminution in your base compensation or incentive compensation opportunities; provided, however, that a voluntary resignation from the Company shall not be considered a Separation for Good Reason unless you provide the Company with notice, in writing, of your voluntary resignation and the existence of the condition(s) giving rise to the separation within 90 days of its initial existence. The Company will then have 30 days to remedy the condition, in which case you will not be deemed to have incurred a Separation for Good Reason. In the event the Company fails to cure the condition within the 30 day period, your Termination Date shall occur on the 31st day following the Company’s receipt of such written notice.
(2)    “Termination without Cause” means the involuntary termination of your employment or contractual relationship by the Company without Cause, including, but not limited to, (i) a termination effective when you exhaust a leave of absence during, or at the end of, a notice period under the Worker Adjustment and Retraining Notification Act (“WARN”), and (ii) a situation where you are on an approved leave of absence during which your position is protected under applicable law (e.g., a leave under the Family Medical Leave Act), you return from such leave, and you cannot be placed in employment or other form of contractual relationship with the Company.
1.3    Method of Exercise. The vested Option, or any part of it, shall be exercised by written notice directed to the President, Chief Financial Officer or Secretary of the Company at the Company’s principal office in Allegan, Michigan, or by using other notification permitted by the Company. Such notice must satisfy the following requirements:
(a)    The notice must state the Grant Date, the number of Ordinary Shares subject to the Option, the number of Ordinary Shares with respect to which Option is being exercised, the person in whose name the stock certificate or certificates for such Ordinary Shares is to be registered and the person’s address and Social Security number (or if more than one person, the names, addresses and Social Security numbers of such persons).
(b)    The notice shall be accompanied by check, bank draft, money order or other cash payment, or by delivery of a certificate or certificates, properly endorsed, for Ordinary Shares that you have held for at least six months and that are equivalent in Fair Market Value on the date of exercise to the Option Price (or any combination of cash and shares), in full payment of the Option Price for the number of shares specified in the notice.
(c)    The notice must be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than you, be accompanied by proof, satisfactory to the Committee, of the right of such person or persons to exercise the Option.
(d)    The Company may implement procedures for the electronic exercise of this Option, in which case the vested portion of this Option shall be exercisable in accordance with such procedures.
SECTION 2
General Terms and Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution. During your lifetime, the Option granted under this Agreement shall be exercisable only by you or by your guardian or legal representative in the event of your Disability.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any Ordinary Shares subject to the Option prior to the date of issuance to you of a certificate or certificates for such shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Awards Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be exercisable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Ordinary Shares. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement, and the exercise price thereof, will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Ordinary Shares relating to this Award in the amount it determines is sufficient to satisfy the tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. In no event may the number of shares withheld exceed the number necessary to satisfy the maximum Federal, state and local income and employment tax withholding requirements. You may elect to surrender previously acquired Ordinary Shares or to have the Company withhold Ordinary Shares relating to this Award in an amount sufficient to satisfy all or a portion of the tax withholding required by law.
2.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any Ordinary Shares under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.8    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting or exercise of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.
2.9    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.10    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.
2.11    Repayment of Option Gain/Forfeiture of Options. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your equity compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company for any gain associated with any Option exercised during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any outstanding Options shall be immediately forfeited.

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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
Very truly yours,

Print Name: ___________________________
Title:_________________________________